SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2010 (February 19, 2010)
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10943 North Sam Houston Parkway West
Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.1
EX-99.1

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Compensatory Arrangements of Certain Officers.
     On December 11, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of NCI Buildings Systems, Inc. (“NCI” or the “Company”) approved, subject to stockholder approval, the amendment and restatement of the NCI Building Systems, Inc. 2003 Long-Term Stock Incentive Plan (the “Plan”), which would (i) increase the number of shares of NCI’s common stock that may be delivered pursuant to awards granted under the Plan by an additional 28,340,000, before taking into account the reverse stock split of the Company’s common stock, as further described below under Item 8.01, (ii) increase the maximum number of shares that may be granted to an individual in any fiscal year by 4,250,000, before taking into account the reverse stock split, and (iii) provide for an extension of the term of the Plan until the tenth anniversary of December 11, 2009. At NCI’s annual stockholder meeting held on February 19, 2010 (the “Annual Meeting”), NCI’s stockholders approved the Plan, as amended and restated. The amended and restated Plan is filed as Exhibit 10.1 hereto.
     Election of Directors.
     At the Annual Meeting, stockholders elected Gary L. Forbes, George Martinez and Jonathan L. Zrebiec as Class II directors, to serve until the Company’s 2013 annual meeting of stockholders.
     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective February 19, 2010, NCI’s Board of Directors (the “Board”) approved, authorized and adopted the Third Amended and Restated By-Laws of the Company (the “By-Laws”). The following is a summary of changes effected by the adoption of the By-Laws, which is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 hereto. In addition to the changes described below, the By-Laws include certain changes to (1) clarify language, (2) comply or be consistent with Delaware law, and (3) make various technical corrections and non-substantive changes.
     Article II, Section 3, Section 5, Section 6 and Section 10, and Article VII, Section 5 of the By-Laws were amended to conform to certain recent amendments to Section 213 and Section 222 of the General Corporation Law of the State of Delaware (the “DGCL”). Sections 213 and 222 of the DGCL were amended to allow the Board to fix one date as the record date to determine the stockholders of the Company entitled to receive notice of a meeting of stockholders and to fix another later date on or before the date of the meeting of stockholders as the record date to determine the stockholders entitled to vote at a meeting of stockholders.

Section 3 and Section 5 of Article II were also amended to provide that notice of annual and special meetings of stockholders may be transmitted to stockholders of the Company by any form of electronic transmission (with the consent of the stockholder to the extent required by applicable law). Article II, Section 6 was amended to clarify that the person presiding over a meeting of stockholders may adjourn such meeting if a quorum is not present.
     Article II, Section 4 of the By-Laws was modified to conform with an amendment to the certificate of incorporation of the Company (the “Certificate of Incorporation”), approved by the stockholders of the Company on February 19, 2010, that enables stockholders of the Company holding at least 25% of the outstanding voting power of the Company to request that a special meeting of stockholders be called. Prior to this Amendment, the By-Laws did not enable the stockholders of the Company to request that a special meeting of stockholders be called.
     Article II, Section 8 of the By-Laws was amended to formulate a more current and comprehensive by-law relating to the advance notice of stockholder business. The by-law was revised to provide that a stockholder’s notice must be delivered to the Company 90 to 120 days before the anniversary of the preceding year’s annual meeting. Section 8 was amended to require that additional information be submitted to the Company with the notice. In addition to information regarding the stockholder, the amendment requires information regarding the beneficial owner on whose behalf a proposal is presented and certain persons associated with the record and beneficial owner and also requires information regarding the stock ownership and derivative and other economic positions held by such persons in respect of the capital stock of the Company. Section 8 was additionally revised to provide that if a stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders to present the proposed business, the proposed business will not be transacted at the meeting. The amendment to Section 8 further clarifies that submission of a proposal in accordance with the requirements of the advance notice by-law will be the exclusive means by which a stockholder may present the proposal, other than matters that are properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Company’s notice of meeting.
     Article II, Section 9 of the By-Laws was amended to clarify that any vote of the stockholders by written ballot may be satisfied by a ballot submitted by electronic transmission if so authorized by the Board. Article II, Section 10 of the By-Laws was amended to provide that a list of the stockholders entitled to vote at a meeting of stockholders may be available to stockholders on a reasonably accessible electronic network or at the principal place of business of the Company.
     Article III, Section 4 of the By-Laws was amended to formulate a more current and comprehensive by-law relating to the advance notice of stockholder nominations and to clarify that a stockholder’s submission of nominations in accordance with the requirements of the advance notice by-law is the exclusive means by which a stockholder may present nominations. The amendment eliminated the stockholders’ limited right to make nominations at a meeting of stockholders. The by-law was revised to provide that a stockholder’s notice must be delivered to the Company 90 to 120 days before the anniversary of the preceding year’s annual meeting, and the by-law was amended to include a time period for stockholders submitting a notice for nominations for a special meeting of stockholders. The amendment requires that the stockholder’s notice include each nominee’s written consent to being named in the proxy statement as a nominee and consent to serving as a director of the Company if elected. The by-law was amended to provide disclosure requirements for the beneficial owner, if any, on whose behalf the nomination was made. The amendment also requires the following additional disclosures: (1) the class or series and number of shares of stock owned by the stockholder and beneficial owner; (2) any agreement between the stockholder and any of its affiliates or associates regarding the nomination; (3) certain hedging arrangements entered into with regard to the Company’s stock; (4) a representation whether the stockholder intends to deliver a proxy statement or otherwise solicit proxies from stockholders in support of such nominations; (5) information relating to the stockholder required to be disclosed in a proxy statement made in connection with solicitations of proxies in accordance with the Exchange Act; and (6) a representation that it is a stockholder of record entitled to vote at the meeting and intends to appear at the meeting to propose the nomination.
     Article III, Section 5 of the By-Laws was amended to conform with an amendment to the Certificate of Incorporation, approved by the stockholders of the Company on February 19, 2010, that provides for the removal of any director, or the entire Board, with or without cause, by the affirmative vote of the holders of 80% of the outstanding voting power of the Company. Article III, Section 8 of the By-Laws was amended to provide that a director’s waiver of notice of a meeting need not state the time and place of such meeting. Article III, Section 11 of the By-Laws was amended to require that in order to obtain a quorum of the Board, directors representing 50% or more of the total number of votes entitled to be cast at the Board meeting be present at the Board meeting and one-third of the total number of directors be present at the Board meeting.
     Article V, Section 6 of the By-Laws was amended to provide that the chief executive officer of the Company will preside over meetings of the Board only if the chief executive officer is a member of the Board.
     Article VII, Section 1 of the By-Laws was amended to provide that stock certificates may be signed by the chairman of the Board or vice-chairman of the Board, the president or a vice president and by the secretary or an assistant secretary or the treasurer or assistant treasurer of the Company, and to provide that the Company will send a written notice to the registered owner containing information required to be set forth on the certificate by the DGCL within a reasonable time after the issuance or transfer of shares of uncertificated stock of the Company. Section 3 and Section 4 of Article VII were amended to clarify that the Company may issue uncertificated shares to replace lost, stolen or destroyed certificates and upon the transfer of shares represented by certificates.
     Article VIII, Section 1 of the By-Laws was amended to clarify that dividends may be declared by a committee of the Board.
     The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
     Item 8.01 Other Events.
     Reverse Stock Split
     At the Annual Meeting, stockholders approved a proposal to authorize the Board to effect a reverse stock split at one of three ratios, 1-for-5, 1-for-7 or 1-for-9, as determined by the Board, and to amend the Company’s Certificate of Incorporation accordingly. Following the Annual Meeting on February 19, 2010, the Board approved the implementation of a reverse stock split at a ratio of 1-for-5, which is expected to become effective at 6:01 p.m. EST on or about March 5, 2010 (the “Effective Time”). As a result of the reverse stock split, every 5 shares of the Company’s common stock that are issued and outstanding as of the Effective Time will be automatically combined into one issued and outstanding share, without any change in the par value of such shares, subject to the elimination of fractional shares.
     The Company issued a press release on February 19, 2010 announcing the authorization and approval of the reverse stock split by the Company’s stockholders and Board, respectively, and providing certain information with respect to the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Matters Submitted to a Vote of Securityholders
     The Company held its Annual Meeting of Stockholders on Friday February 19, 2010. The number of shares present in person and/or by proxy at such meeting was 269,193,850, representing 92.3% of the 291,518,722 shares of capital stock issued and outstanding on January 4, 2010, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected three Class II directors to serve until the annual meeting of stockholders to be held in 2013, (ii) approved the 2003 Long-Term Stock Incentive Plan, as amended and restated, (iii) approved an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the issued and outstanding shares of common stock, (iv) approved an amendment to the Certificate of Incorporation of the Company to enable holders of a majority of capital stock to approve proposals increasing or decreasing the number of authorized shares of common stock, (v) approved an amendment to the Certificate of Incorporation of the Company to provide for removal of directors, with or without cause, by vote of at least 80% of the outstanding voting power, (vi) approved an amendment to the Certificate of Incorporation of the Company to provide for the calling of special meetings by stockholders holding at least 25% of the outstanding voting power, (vii) approved an amendment to the Certificate of Incorporation of the Company to permit stockholder action by written consent, (viii) approved an amendment to the Certificate of Incorporation of the Company to eliminate Board discretion to grant preemptive rights and preferential rights, (ix) approved an amendment to the Certificate of Incorporation of the Company to remove special approval rights over certain business combinations, (x) approved an amendment to the Certificate of Incorporation of the Company to provide for proportional voting of directors and (xi) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010.
     Of the 269,193,850 shares of capital stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for and withheld from each of the nominees for director:

		Votes Cast	Votes Withheld
Nominee		For Nominee	From Nominee	Non Votes
Class II:
Gary L. Forbes	Common	47,982,881	1,443,339	18,669,754
	Preferred	201,097,876	0	0
	Total	249,080,757	1,443,339	18,669,754
George Martinez	Common	48,442,707	983,513	18,669,754
	Preferred	201,097,876	0	0
	Total	249,540,583	983,513	18,669,754
Jonathan L. Zrebiec	Common	48,088,508	1,337,712	18,669,754
	Preferred	201,097,876	0	0
	Total	249,186,384	1,337,712	18,669,754
     In addition to Messrs. Forbes, Martinez and Zrebiec, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: Norman C. Chambers, Kathleen J. Affeldt, James G. Berges, John J. Holland, Lawrence J. Kremer and Nathan K. Sleeper
     The stockholders of the Company approved the 2003 Long-Term Stock Incentive Plan, as amended and restated by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	26,358,202	22,896,663	171,355	18,669,754
Preferred	201,097,876	0	0	0
Total	227,456,078	22,896,663	171,355	18,669,754
     The stockholders of the Company approved the an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the issued and outstanding shares of common stock by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	45,918,725	22,101,713	75,536	0
Preferred	201,097,876	0	0	0
Total	247,016,601	22,101,713	75,536	0
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to enable holders of a majority of capital stock to approve proposals increasing or decreasing the number of authorized shares of common stock by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	52,720,539	15,172,703	202,732	0
Preferred	201,097,876	0	0	0
Total	253,818,415	15,172,703	202,732	0
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to provide for removal of directors, with or without cause, by vote of at least 80% of outstanding voting power by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	48,820,523	451,789	153,908	18,669,754
Preferred	201,097,876	0	0	0
Total	249,918,399	451,789	153,908	18,669,754
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to provide for calling of special meetings by stockholders holding at least 25% of the outstanding voting power by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	38,511,418	10,756,392	158,410	18,669,754
Preferred	201,097,876	0	0	0
Total	239,609,294	10,756,392	158,410	18,669,754
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to permit stockholder action by written consent by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	37,167,398	12,092,212	166,610	18,669,754
Preferred	201,097,876	0	0	0
Total	238,265,274	12,092,212	166,610	18,669,754
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to eliminate Board discretion to grant preemptive rights and preferential rights by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	48,927,521	313,600	185,099	18,669,754
Preferred	201,097,876	0	0	0
Total	250,025,397	313,600	185,099	18,669,754
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to remove special approval rights for certain business combinations by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	34,512,842	14,686,831	226,547	18,669,754
Preferred	201,097,876	0	0	0
Total	235,610,718	14,686,831	226,547	18,669,754
     The stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to provide for proportional voting of directors by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	31,011,942	18,228,088	186,190	18,669,754
Preferred	201,097,876	0	0	0
Total	232,109,818	18,228,088	186,190	18,669,754
     The stockholders of the Company ratified appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010 by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	67,449,937	524,509	121,528	0
Preferred	201,097,876	0	0	0
Total	268,547,813	524,509	121,528	0

     Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     *Exhibit 3.1: Third Amended and Restated By-laws of NCI Building Systems, Inc.
     Exhibit 10.1: 2003 Long-Term Stock Incentive Plan, as amended and restated February 19, 2010 (incorporated by reference to Annex A to NCI’s Schedule 14A filed with the SEC on January 14, 2010)
     *Exhibit 99.1: Press Release of NCI Building Systems, Inc., dated February 19, 2010

*	filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, General Counsel & Secretary
Date: February 24, 2010